UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐	Soliciting Material Pursuant to §240.14a-12
FIDELITY NATIONAL INFORMATION SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

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FIDELITY NATIONAL INFORMATION SERVICES, INC. Shareholder Meeting to be held on 5/28/09 ** IMPORTANT NOTICE ** Proxy Materials Available Regarding the Availability of Proxy Materials • Notice and Proxy Statement • Annual Report You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 5/14/09. FIDELITY NATIONAL INFORMATION SERVICES, INC. HOW TO VIEW MATERIALS VIA THE INTERNET 601 RIVERSIDE AVENUE JACKSONVILLE, FL 32204 Have the 12 Digit Control Number available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIALS P73648 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 ___3) BY E-MAIL* — sendmaterial@proxyvote.com P73633 *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following — page) in the subject line. R1FNV1 See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type: Annual Vote In Person Meeting Date: 5/28/09 Many shareholder meetings have attendance requirements Meeting Time: 11:30 A.M., Eastern Daylight Time including, but not limited to, the possession of an attendance For holders as of: 3/30/09 ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting Meeting Location: attendance. At the meeting, you will need to request a ballot to vote these shares. Peninsular Auditorium 601 Riverside Avenue Jacksonville, FL 32204 Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. P73648 ___P73633 -R1FNV2

Voting items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS BELOW. 1. To elect to the Board of Directors. Nominees for a three-year term expiring in 2012: 01) William P. Foley, II 02) Thomas M. Hagerty 03) Keith W. Hughes Nominee for a two-year term expiring in 2011: 04) Richard N. Massey 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2009 fiscal year. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. P73648 ___P73633 -R1FNV3

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